UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 21, 2008

Transcat, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-03905	16-0874418

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Vantage Point Drive, Rochester, New York	14624

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	585-352-7777

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 21, 2008, Transcat, Inc. (the “Company”) issued a press release regarding its financial results for fiscal year 2008 and the fourth quarter ended March 29, 2008. The press release is attached as Exhibit 99.1 to this Form 8-K.
     The press release attached to this Form 8-K as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.
     The Company’s management uses these non-GAAP financial measures to assess the Company’s historical and prospective operating performance and enhance its understanding of the Company’s core operating performance, excluding items unrelated to current operations. Management believes the presentation of these non-GAAP financial measures provides useful information to investors by facilitating comparisons to historical financial performance and providing investors with a better understanding of the ongoing operating performance of the Company.
     The presentation of these non-GAAP financial measures should be considered in addition to the GAAP results and should not be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Transcat, Inc. Press Release dated May 21, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.
Dated: May 21, 2008	By:	/s/ John J. Zimmer
John J. Zimmer
Vice President of Finance and Chief Financial Officer